Exhibit 99.1 NASDAQ: NTLS Investor Presentation November 2012

NASDAQ: NTLS
USE OF NON-GAAP FINANCIAL MEASURES
Included in this presentation are certain non-GAAP financial measures that are not determined in accordance with US generally accepted accounting principles
(“GAAP”). These financial performance measures are not indicative of cash provided or used by operating activities and exclude the effects of certain operating, capital and financing costs and may differ from comparable information provided by other companies, and they should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with US generally accepted accounting principles. These financial performance measures are commonly used in the industry and are presented because NTELOS believes they provide relevant and useful information to investors. NTELOS utilizes these financial performance measures to assess its ability to meet future capital expenditure and working capital requirements, to incur indebtedness if necessary, and to fund continued growth.  NTELOS also uses these financial performance measures to evaluate the performance of its business, for budget planning purposes and as factors in its employee compensation programs. Adjusted EBITDA is defined as net income attributable to
NTELOS Holdings Corp. before interest, income taxes, depreciation and amortization, accretion of asset retirement obligations, gain/loss on derivatives, net income attributable to non-controlling interests, other expenses/income, equity based compensation charges, acquisition related charges, net loss from discontinued operations and costs related to the separation of the wireless and wireline companies. Please review the reconciliations and other definitions of non-
GAAP financial measures contained in the press releases filed by the Company with the SEC, including those filed on Form 8-K on February 29, 2012, April 30,
2012, August 1, 2012 and November 1, 2012.
SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
Any statements contained in this presentation that are not statements of historical fact, including statements about our beliefs and expectations, are forward-
looking statements and should be evaluated as such. The words “anticipates,” “believes,” “expects,” “intends,” “plans,” “estimates,” “targets,” “projects,” “should,”
“may,” “will” and similar words and expressions are intended to identify forward-looking statements. Such forward-looking statements reflect, among other things, our current expectations, plans and strategies, and anticipated financial results, all of which are subject to known and unknown risks, uncertainties and factors that may cause our actual results to differ materially from those expressed or implied by these forward-looking statements. Many of these risks are beyond our ability to control or predict. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements.
Furthermore, forward-looking statements speak only as of the date they are made. We do not undertake any obligation to update or review any forward-looking information, whether as a result of new information, future events or otherwise.  Important factors with respect to any such forward-looking statements, including certain risks and uncertainties that could cause actual results to differ from those contained in the forward-looking statements, include, but are not limited to:  our ability to attract and retain retail subscribers to our services; our dependence on our strategic relationship and the potential outcome of any disputes with Sprint
Nextel (“Sprint”); a potential increase in roaming rates and wireless handset subsidy costs; rapid development and intense competition in the telecommunications industry; our ability to finance, design, construct and realize the benefits of any planned network technology upgrade; the potential to experience a high rate of customer turnover; the potential for Sprint and others to build networks in our markets; cash and capital requirements; operating and financial restrictions imposed by our senior credit facility; adverse economic conditions; federal and state regulatory fees, requirements and developments; loss of ability to use our current cell sites; our ability to realize the benefits anticipated following the spinoff of our wireline business; our continued reliance on indirect channels of retail distribution; our reliance on certain suppliers and vendors; and other unforeseen difficulties that may occur. These risks and uncertainties are not intended to represent a complete list of all risks and uncertainties inherent in our business, and should be read in conjunction with the more detailed cautionary statements and risk factors included in our SEC filings, including our most recent Annual Report filed on Form 10-K.
Presentation of Financial and Other Important Information

Company Overview

Leading pure-play wireless carrier in mid-Atlantic region
Headquartered in Waynesboro, VA
Exclusive CDMA Network provider for Sprint in WV and Western VA
NTELOS-branded retail postpay and prepay subscribers; robust wholesale business
NASDAQ: NTLS
NASDAQ: NTLS – Market Capitalization approximately $331 million¹
8.1 million licensed POPs; covered POPs of 6.0 million; approx. 430,000 subscribers
¹ As of market close 11/26/12

Key Operating Strategies

Elevate brand & best value in wireless position to improve quality of subscriber base and grow market share
Enhance customer experience at all touch points by focusing on core differentiators of savings, simplicity and service to improve customer satisfaction and reduce subscriber churn
Leverage disciplined network investments to expand wholesale revenues and margin
Drive Smartphone and data services penetration to increase ARPU
NASDAQ: NTLS
Manage cost structure to improve profitability

Investment Considerations
Leading “pure-play” Mid-Atlantic regional wireless company

Strategic asset set
Strong free cash flow
Broad geographic and network technology footprint
Experienced management team
NASDAQ: NTLS
Competitive and diversified business model

Regional Wireless Service Provider NASDAQ: NTLS 6 Ntelos Covered Network Sprint Wholesale Markets STRATEGIC NETWORK ASSETS

Carriers Without Network Assets in NTELOS’s Footprint

NASDAQ: NTLS
Virginia East
Leap
Metro PCS
US Cellular
¹Sprint’s retail business runs on NTELOS’s Network
²US Cellular has network assets and retail business within a portion of NTELOS’s footprint
West Virginia / Virginia West
Leap
Metro PCS
Sprint¹
T-Mobile
US Cellular²

Attractive Spectrum Portfolio

NASDAQ: NTLS
Average Spectrum Depth in Key Markets
Source: Map Info: Custom Data, Total Population – Current Year and Five Year USA by Block Group: United States, SO215245
Band Commentary
PCS
Average depth of 23 MHz
Scarce strategic asset
AWS
Significant spectrum
holdings in top operating
markets of western Virginia
Currently undeployed
MHZ
3,643
2,661
1,775
1,025
Licensed POPs
(000’s)
302
194
211
213
200
273
0 10 20 30
Virginia East
Virginia West
West Virginia
Other
Roanoke, VA
Highland, VA
Bedford, VA
Giles, VA
Charlottesville, VA
Lynchburg, VA
PCS AWS

Operating Revenues

NASDAQ: NTLS
millions
$72 $72
$70 $70
$66
$69
$70
$71
$31
$33
$35
$38
$40
$41
$42
$43
$103
$105
$105
$108 $106
$110
$112
$114
$0
$20
$40
$60
$80
$100
$120
Q4 2010 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Q3 2012
Sprint, Wholesale & Other Retail

Competitively Differentiated Retail Model
SAVINGS SIMPLICITY SERVICES
Unlimited nationwide
plans always less
expensive than AT&T
and Verizon Wireless
Cutting through the
complexity with simple,
customer friendly
products and plans
Creating “raving fans,”
leveraging local retail and
customer service
presence

NASDAQ: NTLS
Note: Historical examples of campaigns; not to be considered current offers.

Closing the Device Gap on Competition

NASDAQ: NTLS
Best
Q4 2009 Q4 2010 Q4 2012
Better
Good
LG Optimus
Plus
Motorola
Defy XT
Alcatel One
Touch Ultra
Motorola
Milestone 3
HTC One V
Samsung Galaxy S II
Motorola
RAZR MAXX
Motorola
Milestone PLUS
iPhone 4
iPhone 4S
iPhone 5
BlackBerry
Curve 8330
BlackBerry
Pearl Flip
8230
HTC Hero
Android
BlackBerry
Pearl
8130
HTC 6800
HTC Touch
Diamond
BlackBerry
Curve 8330
BlackBerry
Pearl Flip
8230
HTC Snap
HTC Hero
Android
BlackBerry
Tour 9630

iPhone Data – Q3 2012 Snapshot
NASDAQ: NTLS

39,000 iPhones sold since launch on April 20, 2012
36% of gross adds
68% of postpaid adds
72% of iPhones sold to new subscribers
13% penetration in postpaid subscriber base as of September 30, 2012
24% of iPhone upgrades paid early upgrade fee

Growth Initiatives
NASDAQ: NTLS

NTELOS brand positioned as the best value in wireless: Savings, Simplicity, Service
• Gaining subscriber share from competitors
• “Brand Awareness” and “Consideration” scores have dramatically improved
Churn improvement resulting in positive net add trends
• Postpay churn decreased 57 bps from 2.6% in Q3 11 to 2.0% in Q3 12
• Prepay churn down 178 bps from 6.5% in Q3 11 to 4.7% in Q3 12
• Total churn down 81 bps from 3.7% in Q3 11 to 2.9% in Q3 12
Simplification of rate plans and handset pricing to better compete in local marketplace
Smartphone penetration driving growth and profitability
• Postpay Smartphone penetration increased from 28.3% in Q3 11 to 52.7% in Q3 12
• Positive impact from iPhone launch in April 2012, followed by iPhone 5 launch in
September
• Retail data ARPU growth of $4.08 from $16.17 in Q3 11 to $20.25 in Q3 12
Leverage network investments to expand wholesale revenues and margin beyond Sprint
Network Alliance

NTELOS Branding Resonating With Consumers

NASDAQ: NTLS
Positive net ports
vs. all other carriers
Source: Independent third-party research studies.
(4,000)
(2,000)
0
2,000
4,000
6,000
8,000
Q1
2010
Q2
2010
Q3
2010
Q4
2010
Q1
2011
Q2
2011
Q3
2011
Q4
2011
Q1
2012
Q2
2012
Q3
2012
Postpay Number Porting, Net Ports
3Q11 3Q12
Net Promoter
Score
33% 46%
Unaided
Awareness
24% 32%
Unaided Recall 16% 28%
Purchase
Consideration
12% 21%

Managing Postpaid Churn to Enhance Profitability

NASDAQ: NTLS
Postpaid Churn
Predictive churn analytics driving
improved results
Brand positioning yielding higher
credit quality customers
“CRM” driving retention costs
down through more targeted
loyalty programs
“Best Value in Wireless” rate
plans resonating with customers
1.0%
1.5%
2.0%
2.5%
3.0%
Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Q3 2012

Consistently Improving Prepaid Churn Metrics

NASDAQ: NTLS
Prepaid Churn
Simplified, tax-inclusive rate
plans at competitive prices
Expanded device line-up driving
higher credit quality subscribers
Increased smartphone
penetration results in customer
“stickiness”
Lower churn in prepay base
improves ARPU and customer
profitability
2%
4%
6%
8%
10%
Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Q3 2012

Subscribers and ARPU – Return to Growth

NASDAQ: NTLS
Q2 Q3 Q4 Q1 Q2 Q3
2011 2011 2011 2012 2012 2012
Postpay net additions comparison
Prepay net additions comparison
(8,000)
(4,000)
0
4,000
8,000
Q1 Q2 Q3 Q4
2012
2011
(8,000)
(4,000)
0
4,000
8,000
12,000
16,000
Q1 Q2 Q3 Q4
2012
2011
$0
$10
$20
$30
$40
$50
$60
Prepay Data ARPU
Prepay Voice ARPU
Postpay Data ARPU
Postpay Voice ARPU

Network Evolution
NASDAQ: NTLS

• 6.0mm covered POPs; 8.1mm licensed POPs
• 90% of covered POPs are served with 3G
EV-DO Rev. A
• Primarily Alcatel Lucent equipment
• 1,396 cell sites deployed
• Market level spectrum holdings ranging from
10 MHz to 50 MHz
• PCS average depth of 23 MHz
• AWS average depth of 20 MHz
• Additional spectrum includes
• Small amount of WCS, BRS and LMDS
• Opportunities for additional spectrum
and spectrum sharing being evaluated
• Upgrade history
• 1xRTT launched in 2002
• EV-DO Rev A launched in 2008
• LTE Drivers
• Serve the needs of our retail
subscribers
• Maintain competitive position in
marketplace
• Optimize long-term network
operating cost with new technology
• Serve the needs of our largest
wholesale customer, Sprint
• Deployment Plan
• Launch first LTE markets in 2H 2013
• Complete initial build-out by year-end
2014; 70% of covered POPs
• Devices supporting Band Classes 2,
4 and 25
• Estimated CapEx of approximately
$60mm to $65mm
Current network 4G LTE upgrade plans

Sprint Strategic Network Alliance Evolution

NASDAQ: NTLS
8/1999: Agreement
with Horizon PCS
(Sprint affiliate)
8/2004: Horizon
bankruptcy; Sprint
agreement signed
10/2006: Sprint
launches EV-DO
Rev A in San Diego
10/2010: Sprint
announces Network
Vision
9/2012: Sprint has 19
metropolitan areas with
4G LTE
8/2007: Amends
agreement with Sprint
3/2008: Launch
of EV-DO
11/2008: Completes
EV-DO build

Sprint Strategic Network Alliance Service

NASDAQ: NTLS
Exclusively provides 3G services to large number of Sprint home and travel subscribers
Encompasses approximately
• 2.0mm covered POPs in WV and Western VA
• 823 cell sites
• 36,800 square miles
Provides ~$40mm in quarterly revenues
Sprint relationship update
• Continuing dialogue
• Rate dispute previously outlined remains outstanding; estimated range ($8.0mm) to
$8.0mm
• Q3 $4.2mm dispute, isolated to historical billing issues only

Sprint Strategic Network Alliance Leverages NTELOS’s Network

NASDAQ: NTLS
Strategic Network Alliance revenues
(1)
(1)
Excludes roaming
Sprint Nextel Strategic Network Alliance
through at least July 2015
$9 million monthly minimum revenue
guarantee
Attractive contribution to margin
Growing Usage
Significant growth in data usage
since EV-DO launched
Voice continues to grow
Calculated revenues exceeded
the $9 million monthly minimum in
all quarters of 2011 and 2012 YTD
millions
$21
$22
$23
$23
$24
$24
$25
$10
$11
$13
$15
$16
$17
$17
$0
$5
$10
$15
$20
$25
Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Q3 2012
Total Voice Total Data

Financial Summary

Strong Historical Financial Performance

NASDAQ: NTLS
Revenue Adjusted EBITDA
Driving Positive Results
millions
millions
$407
$423
$443
$317
$337
$100
$140
$180
$220
$260
$300
$340
$380
$420
$460
2010 2011 LTM 9/30/12 YTD 11 YTD 12
$142
$143
$136
$109
$102
$50
$70
$90
$110
$130
$150
2010 2011 LTM 9/30/12 YTD 11 YTD 12

Managing Free Cash Flow with Disciplined Capital Investment

NASDAQ: NTLS
CapEx
millions millions
CapEx
Adjusted EBITDA less CapEx
Note: Excludes wireline capex incurred prior to business separation
(1)
Includes $5mm of capex related to business separation
(1)
Revenue
Network Upgrade to EV-DO Still Driving Revenue Growth
Revenue
millions
$85
$97
$71
$50
$58
$70
$350
$375
$400
$425
$450
$0
$25
$50
$75
$100
2007 2008 2009 2010 2011 LTM
9/30/12
Maintenance, IT & Other Capacity Growth EV-DO
$59
$60
$85
$92
$85
$66
$0
$25
$50
$75
$100
2007 2008 2009 2010 2011 LTM
9/30/12

Financial Overview
(in millions)
2011 3Q12
Capitalization
Cash $60.0 $64.6
Total Debt $458.4 $456.3
Net Debt $398.4 $391.7
Net Debt Leverage 3.0X 3.0X
Guidance*
Full Year 2012 Adjusted EBITDA $132mm - $136mm
Full Year 2012 CapEx ~$75mm
* As of November 8, 2012
NASDAQ: NTLS
Senior Secured Credit Facility*
$150 million Term Loan A
Priced at LIBOR + 350bps, subject to 1.0% LIBOR floor
Expires August 2015
$350 million Term Loan B
Priced at LIBOR + 475bps, subject to 1.0% LIBOR floor
Expires November 2019

*Completed  transaction on November 9, 2012

Senior Executives—Wireless Veterans
JIM HYDE
CEO, President and Director
STEB CHANDOR
EVP, CFO and Treasurer
CONRAD HUNTER
EVP, COO
Former CEO, T-Mobile UK
Former T-Mobile USA /
Western Wireless /
VoiceStream Sr. Exec
17 years industry experience
Former CFO, iPCS Wireless
Former CFO, Metro One
Telecommunications
16 years industry experience
Former COO, iPCS Wireless
Former VP of Midwest
Operations, U.S. Cellular
Corporation
32 years industry experience

NASDAQ: NTLS

Summary
Leading “pure-play” Mid-Atlantic regional wireless company

Strategic asset set
Strong free cash flow
Broad geographic and network technology footprint
Experienced management team
NASDAQ: NTLS
Competitive and diversified business model

Appendix

NASDAQ: NTLS
(In thousands)
LTM 9/30/2012 2011 2010 2009 2008 2007
Net Income Attributable to NTELOS Holdings Corp. (42,472) $                  (23,715) $                  44,808 $                   63,285 $                  44,829 $                   32,453 $
Net income attributable to noncontrolling interests (1,945) (1,769) (1,417) (851)
Net Income (40,527) (21,946) 46,225 64,136 44,829 32,453
Discontinued operations, net (64,812) (45,386) 16,882 18,054 16,002 12,638
Income from continuing operations 24,285 23,440 29,343 46,082 28,827 19,815
Interest expense 21,756 23,380 24,728 15,922 17,024 24,520
Loss (gain) on derivatives 31 264 147 (2,100) 9,531 3,527
Income taxes 15,202 16,363 20,251 26,526 20,787 17,161
Corporate financing fees 1,366 1,567
Other expense (income), net (67) 1,240 413 971 1,402 2,953
Operating income 62,573 66,254 74,882 87,401 77,571 67,976
Depreciation and amortization     63,407 63,083 58,016 63,015 75,982 70,102
Accretion of asset retirement obligations 618 658 770 695 914 746
Equity-based compensation 5,908 6,072 5,270 3,227 2,729 4,328
Acquisition related charges (41) 2,815 1,477 570
Business separation charges
1
3,244 6,988 352
Adjusted EBITDA 135,709 143,055 $                 142,105 $                 155,815 $                 157,196 $                 143,721 $
1
Charges for legal and consulting services costs in connection with the separation of the wireless and wireline operations.

NASDAQ: NTLS
NTELOS Holdings Corp.
Reconciliation of Net Income Attributable to NTELOS Holdings Corp. to Adjusted EBITDA
(In thousands)
2012 2011 2012 2011
Net Income Attributable to NTELOS Holdings Corp. 4,608 $                     13,265 $                    18,066 $                    36,822 $
Net income attributable to noncontrolling interests 488                           481                           1,498                        1,322
Net Income 5,096                        13,746                      19,564                      38,144
Discontinued operations, net -                            6,813                        -                            19,426
Income from continuing operations 5,096                        6,933                        19,564                      18,718
Interest expense 5,432                        5,509                        16,293                      17,918
Income taxes 3,141                        4,969                        13,130                      14,291
Other expense (income), net 50                             23                             156                           1,897
Operating income 13,719                      17,434                      49,143                      52,824
Depreciation and amortization     15,810                      16,098                      45,818                      45,494
Accretion of asset retirement obligations 163                           176                           463                           503
Equity-based compensation 1,478                        1,611                        4,683                        4,847
Business separation charges 684                           3,375                        1,604                        5,388
Adjusted EBITDA
31,854 $                    38,694 $                    101,711 $                 109,056 $
Three Months Ended September 30, Nine Months Ended September 30,
1
  Charges in connection with the separation of the Company's wireless and wireline operations.
1

NASDAQ: NTLS
NTELOS Holdings Corp.
ARPU Reconciliation
Average Monthly Revenue per User (ARPU) ¹
2012 2011 2012 2011
(In thousands, except for subscribers and ARPU)
Operating Revenues 114,466 $                 107,404 $                 336,592 $                 316,633 $
Less: Equipment revenue from sales to new customers (3,333) (2,284) (11,233) (6,214)
Less: Equipment revenue from sales to existing customers (3,416) (4,859) (11,722) (14,151)
Less: Wholesale, other and adjustments (42,380) (37,715) (124,278) (104,151)
Gross subscriber revenue
65,337 62,546 189,359 192,117
Less: prepay subscriber revenue (14,103) (11,946) (41,507) (37,170)
Less: adjustments to prepay subscriber revenue (434) (235) (1,469) (871)
Gross postpay subscriber revenue  50,800 $                   50,365 $                   146,383 $                 154,076 $
Prepay subscriber revenue 14,103 $                   11,946 $                   41,507 $                   37,170 $
Plus: adjustments to prepay subscriber revenue 434 235 1,469 871
Gross prepay subscriber revenue 14,537 $                   12,181 $                   42,976 $                   38,041 $
Average number of subscribers 427,610 418,923 422,351 425,391
Total ARPU  50.93 $                    49.77 $                    49.82 $                    50.18 $
Average number of postpay subscribers 287,165 298,387 287,015 301,064
Postpay ARPU  58.97 $                    56.26 $                    56.67 $                    56.86 $
Average number of prepay subscribers 140,446 120,536 135,336 124,327
Prepay ARPU 34.50 $                    33.68 $                    35.28 $                    34.00 $
Gross subscriber revenue  65,337 $                   62,546 $                   189,359 $                 192,117 $
Less: voice and other feature revenue (39,366) (42,218) (114,653) (133,233)
Data revenue 25,971 $                   20,328 $                   74,706 $                   58,884 $
Average number of subscribers 427,610 418,923 422,351 425,391
Total Data ARPU  20.25 $                    16.17 $                    19.65 $                    15.38 $
Gross postpay subscriber revenue 50,800 $                   50,365 $                   146,383 $                 154,076 $
Less: postpay voice and other feature revenue (33,028) (36,028) (95,950) (110,890)
Postpay data revenue 17,772 $                   14,337 $                   50,433 $                   43,186 $
Gross prepay subscriber revenue 14,537 $                   12,181 $                   42,976 $                   38,041 $
Less: prepay voice and other feature revenue (6,338) (6,190) (18,703) (22,340)
Prepay data revenue 8,199 $                    5,991 $                    24,273 $                   15,701 $
Average number of postpay subscribers 287,165 298,387 287,015 301,064
Postpay data ARPU  20.63 $                    16.02 $                    19.52 $                    15.94 $
Average number of prepay subscribers 140,445 120,536 135,336 124,327
Prepay data ARPU  19.46 $                    16.57 $                    19.93 $                    14.03 $
Three Months Ended September 30,
Nine Months Ended September 30,
Average monthly revenue per user (ARPU) is computed by dividing service revenues per period divided by the average number of subscribers during that period. ARPU as defined may not be similar to ARPU measures of other companies, is not a measurement under GAAP and should be considered in addition to, but not as a substitute for, the information contained in the
Company’s unaudited condensed consolidated statements of operations. The Company closely monitors the effects of new rate plans and service offerings on ARPU in order to determine their effectiveness.  ARPU provides management useful information concerning the appeal of NTELOS rate plans and service offerings and the Company’s performance in attracting and retaining high-value customers.
1